THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

SUPPLEMENT TO THE PROSPECTUS (MAY 1, 2017)

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT

VARIABLE EXECUTIVE LIFE

VARIABLE JOINT LIFE

Unless otherwise noted below, effective as of the first business day in 2018 this Supplement amends certain information contained in the Prospectuses referenced above.

The following row in the Periodic Charges (Other than Portfolio Operating Expenses) table in the “Fee and Expense Tables” section of the Variable Executive Life Prospectus is amended as follows:

Charge	When Charge is Deducted	Current Charge	Maximum Guaranteed Charge
Monthly Policy Charge—Cost of Insurance Charge[2]
Charge for Insured Issue Age 43, sex-neutral basis, Non-Tobacco Guaranteed Issue underwriting classification in the seventeenth Policy Year (varies by Policy Year [5]	Monthly, on each Monthly Processing Date	$0.33 (monthly) per $1,000 of net amount at risk in the seventeenth Policy Year[5]	$1 (monthly) per $1,000 of net amount at risk in the seventeenth Policy Year[5]

The following row in the Periodic Charges (Other than Portfolio Operating Expenses) table in the “Fee and Expense Tables” section of the Variable Joint Life Prospectus is amended as follows:

Charge	When Charge is Deducted	Current Charge	Maximum Guaranteed Charge
Monthly Policy Charge—Cost of Insurance Charge[2,3]
Charge for one male and one female Insured, Issue Ages 45, Select Non-Smoker underwriting classification in the seventeenth Policy Year (varies by Policy Year [6]	Monthly, on each Monthly Processing Date	$0.09 per year per $1,000 of net amount at risk in the seventeenth Policy Year[6]	$2 per year per $1,000 of net amount at risk in the seventeenth Policy Year[7]

Please read this Supplement carefully and keep it with your Prospectus for future reference.

This Supplement is dated December 13, 2017.